SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                   CURRENT REPORT PURSUANT TO
                     SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   June 16, 1999

               UNIVERSAL SECURITY INSTRUMENTS, INC.
        (Exact name of Registrant as specified in charter)

                             Maryland
                 (State or other jurisdiction of
                  incorporation or organization)

                              0-7885
                     (Commission File Number)

                            52-0898545
                 (I.R.S. Employer Identification
                             Number)

                    10324 South Dolfield Road
                   Owings Mills, Maryland 21117
                          (410) 363-3000

(Address, including zip code and telephone number, including area code, of Registrant's principal executive offices)

                          Not Applicable
(Former name or former address of Registrant, if changed since last report)



             INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.  Acquisition or Disposition of Assets.

         Universal Security Instruments, Inc. sold its headquarters facility in Owings Mills, MD, on June 16, 1999 for a price of $2.2 million to KA Real Estate Associates, LLC. After deducting the mortgage and settlement charges, the Company will report, in its quarter ending June 30, 1999, a gain on the sale of this property of approximately $800,000.

                            SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  UNIVERSAL SECURITY INSTRUMENTS, INC.


Date: July 1, 1999                By:  /s/ Harvey B. Grossblatt
                                       Harvey B. Grossblatt, President